November 4, 2021 3Q21 Investor Update

Introduction Robert G. Burrows Vice President, Investor Relations Officer 3Q 2021 Investor Update2

Safe Harbor Statement INTRODUCTION This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including, without limitation, our financial guidance and related projections and statements regarding our ability to meet such projections in the anticipated timeframe, if at all; statements regarding the strength of our 2024 growth plan; annual expectations underlying gross margin; the timing of deliveries of AV7909; the full delivery in 2021 of vaccines procured under the July 2021ACAM2000® option exercise; the strength of the naloxone market and the number of generic and new branded naloxone entrants expected to enter into the market this year; new business prospects; enhanced customer service; capacity expansion in our pipeline portfolio; our CDMO backlog and opportunity funnel; total contract value; the timing and level of future revenues; the continued manufacturing of bulk drug substance for Johnson & Johnson’s COVID-19 vaccine; the expectation of at least one new Phase 3 launch and one BLA/EUA by year end and the level of capital expenditures; and any other statements containing the words “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “targets,” “forecasts,” “estimates” and similar expressions in conjunction with, among other things, discussions of the Company’s outlook, financial performance or financial condition, financial and operation goals, product sales, government development or procurement contracts or awards, government appropriations, manufacturing capabilities, and the timing of certain clinical trials and regulatory approvals are forward-looking statements. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statements speak only as of the date of this presentation, and, except as required by law, we do not undertake to update any forward- looking statement to reflect new information, events or circumstances. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including the availability of U.S. government funding for procurement of AV7909 and/or BioThrax or ACAM2000 and our other U.S. government procurement and development contracts; the timing of our submission of an application for and our ability to secure licensure of AV7909 from the FDA within the anticipated timeframe, if at all; our ability to perform under our contracts with the U.S. government, including the timing of and specifications relating to deliveries; whether we will realize the full benefit of our investments in additional manufacturing and quality control systems; our ability to meet our commitments to continued quality and manufacturing compliance at our manufacturing facilities and the potential impact on our ability to continue production of bulk drug substance for Johnson & Johnson’s COVID-19 vaccine; our ability to provide CDMO services for the development and/or manufacture of product candidates of our customers at required levels and on required timelines; our ability and the ability of our contractors and suppliers to maintain compliance with current good manufacturing practices and other regulatory obligations; our ability to obtain and maintain regulatory approvals for our product candidates and the timing of any such approvals; changes to U.S. government priorities for the SNS; our ability to negotiate additional U.S. government procurement or follow-on contracts for our public health threat products that have expired or will be expiring; the negotiation of further commitments or contracts related to the collaboration and deployment of capacity toward future commercial manufacturing under our CDMO contracts; our ability to develop a safe and effective treatment for COVID-19 and obtain EUA or approval of such treatment from the FDA; our ability to comply with the operating and financial covenants required by our senior secured credit facilities and our 3.875% Senior Unsecured Notes due 2028; the procurement of products by U.S. government entities under regulatory exemptions prior to approval by the FDA and corresponding procurement by government entities outside of the United States under regulatory exemptions prior to approval by the corresponding regulatory authorities in the applicable country; the full impact of COVID-19 disease on our markets, operations and employees as well as those of our customers and suppliers; the impact on our revenues from and duration of declines in sales of our vaccine products that target travelers due to the reduction of international travel caused by the COVID-19 pandemic; our ability to identify and acquire companies, businesses, products or product candidates that satisfy our selection criteria; the success of our commercialization, marketing and manufacturing capabilities and strategy; and the accuracy of our estimates regarding future revenues, expenses, capital requirements and needs for additional financing. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Investors should consider this cautionary statement as well as the risk factors identified in our periodic reports filed with the Securities and Exchange Commission when evaluating our forward-looking statements. 3Q 2021 Investor Update3

Non-GAAP Financial Measures / Trademarks 3Q 2021 Investor Update4 INTRODUCTION NON-GAAP FINANCIAL MEASURES This presentation contains financial measures (Adjusted Net Income, Adjusted Net Income Per Diluted Share, Adjusted EBITDA (Earnings Before Depreciation and Amortization, Interest and Taxes), and Gross Margin) that are considered “non-GAAP” financial measures under applicable Securities and Exchange Commission rules and regulations. These non-GAAP financial measures should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles. The Company’s definition of these non-GAAP measures may differ from similarly titled measures used by others. For its non-GAAP measures, the Company adjusts for specified items that can be highly variable or difficult to predict, or reflect the non-cash impact of charges or accounting changes. As needed, such adjustments are tax effected utilizing the federal statutory tax rate for the US, except for changes in the fair value of contingent consideration as the vast majority is non-deductible for tax purposes. The Company views these non-GAAP financial measures as a means to facilitate management’s financial and operational decision-making, including evaluation of the Company’s historical operating results and comparison to competitors’ operating results. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to the corresponding GAAP financial measure may provide a more complete understanding of factors and trends affecting the Company’s business. For more information on these non-GAAP financial measures, please see the tables in the Appendix included at the end of this presentation. The determination of the amounts that are excluded from these non-GAAP financial measures are a matter of management judgment and depend upon, among other factors, the nature of the underlying expense or income amounts. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. TRADEMARKS BioThrax® (Anthrax Vaccine Adsorbed), RSDL® (Reactive Skin Decontamination Lotion Kit), BAT® (Botulism Antitoxin Heptavalent (A,B,C,D,E,F,G)-(Equine)), Anthrasil® (Anthrax Immune Globulin Intravenous (Human)), VIGIV (Vaccinia Immune Globulin Intravenous (Human)), Trobigard® (atropine sulfate, obidoxime chloride), ACAM2000® (Smallpox (Vaccinia) Vaccine, Live), Vivotif® (Typhoid Vaccine Live Oral Ty21a), Vaxchora® (Cholera Vaccine, Live, Oral), NARCAN® (naloxone HCI) Nasal Spray and any and all Emergent BioSolutions Inc. brands, products, services and feature names, logos and slogans are trademarks or registered trademarks of Emergent BioSolutions Inc. or its subsidiaries in the United States or other countries. All other brands, products, services and feature names or trademarks are the property of their respective owners.

Agenda 3Q 2021 Investor Update5 INTRODUCTION Topic Speaker State of the Company • Bob Kramer, CEO Financial Results: 3Q21 vs. 3Q20 • Rich Lindahl, CFO Financial Guidance: FY2021 • Rich Lindahl, CFO Q&A • Bob Kramer, CEO • Rich Lindahl, CFO • Other members of senior management, as needed

State of the Company Robert G. Kramer President and Chief Executive Officer 3Q 2021 Investor Update6

• As of 9/30/21, we have contributed over 100M dose equivalents of a COVID vaccine for global distribution. • We secured key ongoing commitments from the USG in support of smallpox and anthrax preparedness. • Our Narcan® Nasal Spray continues to perform well above expectations, helping ensure naloxone gets in the hands of patients and caregivers who need it. • We are pleased to launch the Phase 3 trial of our lead vaccine program, CHIKV VLP, for chikungunya disease. • We continue to grow our CDMO operations, securing new business, stabilizing operations, incrementally scaling our capabilities in support of continued robust demand for biologics-based manufacturing services. • Our fundamental strategy and diversified business model remain strong. • Our ending our involvement in the CIADM program, mutually agreed to by EBS and HHS, ends an important, albeit inefficient, preparedness approach; we stand ready to continue supporting the USG’s priorities to protect the American public against public health threats. • We remain steadfast in our commitment to support Johnson & Johnson’s Covid-19 vaccine bulk drug substance needs. • Our new business operating structure of Government/MCM, Commercial and CDMO Services, along with centralizing R&D, will now focus on customers and markets and afford more streamlined and efficient decision making. • We are pleased to be publishing our inaugural ESG Report in November. • Our business remains durable, resilient and poised for growth in line with our strategy; we continue on our path to grow organically and through acquisitions while prudently deploying our capital and seeking positive shareholder returns. Key Themes for 3Q21 Status of the Company 3Q 2021 Investor Update7 STATE OF THE COMPANY

Creating A Customer-Centered Organization 3Q 2021 Investor Update8 STATE OF THE COMPANY GOVERNMENT (Medical Countermeasures or MCM) [led by Paul Williams] Three businesses that align with our customers and markets COMMERCIAL (NARCAN, Travel Health) [led by Doug White] CDMO (Contract Development & Manufacturing Services) [actively recruiting new business head] All three business lines will report to Adam Havey, COO

Financial Results Richard S. Lindahl Executive Vice President and Chief Financial Officer 3Q 2021 Investor Update9

3Q21 Summary Points Demonstrating Business Strength 3Q 2021 Investor Update10 FINANCIAL RESULTS • Medical countermeasures platform reinforced with ACAM2000 and AV7909 contract option exercises for continued procurement • Restart of operations at Bayview site, facilitating the global mandate for JNJ’s vaccine against COVID-19 • NARCAN Nasal Spray franchise continues to strongly battle the opioid crisis • Steady progress continues to build for CDMO Services business • R&D pipeline advancing – launch of CHIKV VLP (chikungunya) Phase 3 trial

Reconciliation of Revised 2021 Total Revenue Forecast of $1.7B-$1.8B vs. Prior Forecasted Range



$1.8B
($180M)
$60M
$95M
($25M)
$1.75B
Prior Guidance Midpoint
BARDA Task Order Reduction
CIADM Base Termination
NARCAN Nasal Spray
Other
Revised Guidance Midpoint

- The CIADM termination reduces the revenue to be realized under BARDA Task Order but also accelerates recognition of deferred revenue on the 9/30/21 balance sheet related to original CIADM project contract.
- Strong momentum in NARCAN Nasal Spray sales provides a meaningful offset leading to a $50M reduction in Total Revenue guidance at the midpoint.

11 FINANCIAL RESULTS 3Q 2021 Investor Update

1. See the Appendix for a definition of non-GAAP terms and reconciliation tables. P&L – Key Performance Metrics 3Q21 vs. 3Q20 3Q 2021 Investor Update12 FINANCIAL RESULTS $329.0 $385.2 ($3.3) 168.1 ($19.3) $119.0 Total Revenues Adjusted EBITDA1 Adjusted Net Income (Loss)1 Adjusted Net Income (Loss) Per Diluted Share1 3Q21 3Q20 ($ in millions, except per share amounts) ($0.36) $2.19

1. New business is defined as initial value of contracts secured as well as incremental value of existing contracts modified within the indicated period and is incorporated into Backlog. 2. Backlog is defined as estimated remaining contract value as of the indicated period pursuant to signed contracts, the majority of which is expected to be realized over the next 24 months. 3. Opportunity funnel is defined as the initial proposal values from new work with new customers, new work with existing customers and extensions/expansions of existing contracts with existing customers, that if converted to new business the majority of such value is expected to be realized over the next 24 months. This excludes any value associated with an extension of the commercial supply agreement (CSA) with Johnson & Johnson. CDMO Metrics at 3Q21 3Q 2021 Investor Update13 FINANCIAL RESULTS $118M $1.0B $284M New Business – Initial Value of Contracts Secured1 In 3Q21 Rolling Backlog2 As of September 30, 2021 Rolling Opportunity Funnel3 As of September 30, 2021

1. New business is defined as initial value of contracts secured as well as incremental value of existing contracts modified within the indicated period and is incorporated into Backlog. 2. Backlog is defined as estimated remaining contract value as of the indicated period pursuant to signed contracts, the majority of which is expected to be realized over the next 24 months. 3. Opportunity funnel is defined as the initial proposal values from new work with new customers, new work with existing customers and extensions/expansions of existing contracts with existing customers, that if converted to new business, the majority of such value is expected to be realized over the next 24 months. This excludes any value associated with an extension of the commercial supply agreement (CSA) with Johnson & Johnson. CDMO Metrics Trends 3Q 2021 Investor Update14 FINANCIAL RESULTS ($ in millions) $60 $53 $187 $53 $118 3Q20 4Q20 1Q21 2Q21 3Q21 $475 $689 $807 $672 $284 9/30/20 12/31/20 3/31/21 6/30/21 9/30/21 $1,484 $1,340 $1,343 $1,097 $1,002 9/30/20 12/31/20 3/31/21 6/30/21 9/30/21 NEW BUSINESS – Initial Value of Contracts Secured1 ROLLING OPPORTUNITY FUNNEL3 ROLLING BACKLOG2

Balance Sheet & Cash Flow Metrics 3Q 2021 Investor Update15 FINANCIAL RESULTS Cash $403.8 Accounts Receivable $254.6 Net Debt Position1,2 $454.2 As of September 30, 2021 1. Debt amount indicated on the Company’s balance sheet is net of unamortized debt issuance costs of $9.1M. 2. Net Debt is calculated as Total Debt minus Cash. ($ in millions) Operating Cash Flow ($7.9) Capital Expenditures $178.3 For the Nine Months Ended September 30, 2021

2021 Forecast – Revised as of 11/04/2021 3Q 2021 Investor Update16 FINANCIAL RESULTS Metric Revised Forecast Previous Forecast (07/29/21) Total revenues1 $1,700 - $1,800 $1,700 - $1,900 -- NARCAN Nasal Spray -- Anthrax vaccines -- ACAM2000 -- CDMO services $400 - $420 $250 - $260 $200 - $220 $600 - $650 $305 - $325 $280 - $310 $185 - $205 $765 - $875 Adjusted EBITDA2 $500 - $550 $620 - $720 Adjusted net income2 $315 - $350 $395 - $470 Adjusted Gross margin2 54%-56% 61%-63% 1. Includes the presumed payment in 4Q21 of the relevant termination amounts, which total $215M of revenue comprised of $155M of task order close-out payments and $60M of deferred revenue recognition and other final payments related to the CIADM base agreement, which was terminated on 11/1/21.. 2. See the Appendix for a definition of non-GAAP terms and reconciliation tables. ($ in millions)

Revised 2021 Forecast: Key Considerations 3Q 2021 Investor Update17 FINANCIAL RESULTS • We have incorporated the financial implications of our mutual agreement to terminate the CIADM agreement and related task orders. • The expected range of gross margin is now 54% to 56% taking into account both year-to-date performance and anticipated performance in the 4th quarter. • We anticipate that our medical countermeasures business will remain steady with high visibility provided by the long-term contracts we currently have in place. • The trajectory of Narcan Nasal Spray revenues will depend on the outcome of the current litigation and the potential entrance of a generic competitor; in the event of a generic entry, we are prepared to launch an authorized generic in partnership with a large generics company and are confident in our ability to maintain significant market share going forward. • We are monitoring international travel conditions and do not anticipate meaningful revenue from our Travel Health products until 2023. • For CDMO, we expect we will continue to support Johnson & Johnson out of our Bayview site and build on the opportunities we see to serve the COVID and non-COVID needs of customers out of our network of other revenue-generating sites.

Key Takeaways 3Q 2021 Investor Update18 FINANCIAL RESULTS • Core PRODUCTS BUSINESS remains stable and growing across BOTH government and commercial channels • CDMO SERVICE BUSINESS experiencing continued scaling up of production and capabilities across the entire facilities network • R&D PIPELINE progressing with key Phase 3 launch for lead clinical program CHIKV

Q&A 3Q 2021 Investor Update19

APPENDIX 3Q 2021 Investor Update20

FY2021 Financial Forecast Considerations 3Q 2021 Investor Update21 APPENDIX Revised Considerations • Gross margin reflects the impact of the Q3 2021 performance as well as expectations for the remainder of the year. • CDMO services revenue reflects the impact of the mutual agreement with HHS to end the Company's involvement in the CIADM program and to close out remaining obligations under the CIADM base contract and related task orders. This agreement reduces the total contract value realized under the 2020 task order to $470.9 million from $650.8 million. Reaffirmed Considerations • Narcan® (naloxone HCl) Nasal Spray revenues assume the naloxone market remains competitive and incorporates the impact of at least one new branded entrant into the market (one branded competitor entered the market during the third quarter of 2021), as well as that no generic entrant will enter the market prior to the anticipated appellate decision related to the pending patent litigation, which is expected in the second half of 2021. • Anthrax vaccines revenues are expected to continue to primarily reflect procurement of AV7909 under the terms of the Company’s existing contract with BARDA at a more normalized annual level. • ACAM2000®, (Smallpox (Vaccinia) Vaccine, Live) vaccine revenues incorporate the expected full delivery of product under the $182 million option exercise received in July 2021 as well as other international sales. • CDMO services revenue reflects the successful manufacturing of Johnson & Johnson’s COVID-19 vaccine bulk drug substance at the Company's Bayview facility. On July 29, the Company announced that it was informed by the FDA that it can resume production at its Bayview manufacturing facility. • Total revenues, specifically other product sales, are expected to be impacted due to the Company's assumption that a new raxibacumab contract will be awarded later than previously planned. • R&D expenses are expected to reflect continued pipeline progress across the vaccines, therapeutics, and devices portfolios, including the assumption of at least one Phase 3 launch and one Biologics License Application (BLA)/Emergency Use Authorization (EUA) filing. • Capital expenditures, net of reimbursement, are expected to be in a range of 8% to 9% of total revenues, reflecting ongoing investments in capacity and capability expansions in support of the Company's CDMO services business and product portfolio.

Reconciliation of Net Income to Adjusted Net Income – 3Q21 vs. 3Q20 3Q 2021 Investor Update22 APPENDIX ($ in millions, except per share amounts) Three Months Ended September 30, 2021 2020 Source Net income (loss) ($32.7) $39.5 Adjustments: + Non-cash amortization charges 15.4 15.9 Intangible Asset Amortization, Other Income + Changes in fair value of contingent consideration 0.9 30.2 Product COGS + Impairment of IPR&D intangible asset -- 29.0 R&D + Exit and disposal costs -- 17.1 Product COGS, SG&A, Other Income + Acquisition-related costs (transaction & integration) 0.4 0.5 SG&A Tax effect (3.3) (13.2) Total adjustments 13.4 79.5 Adjusted net income (loss) ($19.3) $119.0 Adjusted net income (loss) per diluted share ($0.36) $2.19

Reconciliation of Net Income to Adjusted Net Income – 2021 Forecast 3Q 2021 Investor Update23 APPENDIX ($ in millions) Full Year Forecast 2021F Source Net income $260-$295 Adjustments: + Non-cash amortization charges 64 Intangible Asset Amortization, Other Income + Changes in fair value of contingent consideration 3 Product COGS + Acquisition-related costs (transaction & integration) 1 SG&A Tax effect 13 Total adjustments $55 Adjusted net income $315-$350

Reconciliation of Net Income to Adjusted EBITDA – 3Q21 vs. 3Q20 3Q 2021 Investor Update24 APPENDIX ($ in millions) Three Months Ended September 30, 2021 2020 Net income (loss) ($32.7) $39.5 Adjustments: + Depreciation & amortization 32.6 28.8 + Provision for (benefit from) income taxes (12.8) 15.5 + Total interest expense, net 8.3 7.5 + Changes in fair value of contingent consideration 0.9 30.2 + Impairment of IPR&D intangible asset -- 29.0 + Exit and disposal costs -- 17.1 + Acquisition-related costs (transaction & integration) 0.4 0.5 Total adjustments $29.4 $128.6 Adjusted EBITDA ($3.3) $168.1

Reconciliation of Net Income to Adjusted EBITDA – 2021 Forecast 3Q 2021 Investor Update25 APPENDIX ($ in millions) Full Year Forecast 2021F Net income (loss) $260-$295 Adjustments: + Depreciation & amortization 127 + Provision for income taxes 76-91 + Total interest expense, net 33 + Changes in fair value of contingent consideration 3 + Acquisition-related costs (transaction & integration) 1 Total adjustments $240-$255 Adjusted EBITDA $500-$550